UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 2, 2007

El Paso Electric Company

(Exact name of registrant as specified in its charter)

Texas	0-296	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas	79901
(Address of principal executive offices)	(Zip Code)

(915) 543-5711

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e)	Adoption of Material Compensatory Plan, Contract or Arrangement

Long-Term Incentive Award

On March 2, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of El Paso Electric Company (the “Company”) approved a 2007 long-term incentive award to certain executive officers under the Company’s shareholder-approved 1999 Long-Term Incentive Plan. Eligible participants were given a restricted stock award and a performance stock award. Approximately twenty-five percent (25%) of each award is in the form of restricted stock, and approximately seventy-five percent (75%) of each award is in the form of performance shares. The restricted stock award vests at the end of three years if the individual remains with the Company. The performance shares are earned, if at all, based on the total shareholder return compared to industry peer companies over a three-year period. The actual number of performance shares is calculated by determining the Company’s percentile ranking within the peer group at the end of the three-year period and can range from 0% to 200% of the target award with no performance award earned if the Company is below a thirty percentile ranking. The peer group is composed of companies in Standard and Poor’s Small Cap 600 and MidCap 400 that are also in the Global Industry Classification Standard’s sub-industry of electric utilities. The 2007 awards granted to the Named Executive Officers are as follows:

Name	Restricted Stock Award	Target Performance Share Award
Gary R. Hedrick	7,550	25,100
Julius F. Bates	2,550	8,450
Scott D. Wilson	2,700	8,900
Kerry B. Lore	800	2,600
Hector R. Puente	1,000	3,250

Short-Term Bonus Plan

On March 2, 2007, the Committee also approved a short-term bonus plan for 2007. Under this plan, each employee of the Company, including each executive officer, has a target incentive opportunity, payable in cash, if the Company achieves specific annual goals that were established by the Committee. For 2007, the performance goals will be related to safety, customer satisfaction and earnings per share. If a threshold level of earnings per share is not attained, no bonuses will be paid for any of the measures. The bonus opportunities for the Named Executive Officers payable at the threshold, target and maximum levels as a percentage of base salary are as follows:

Name	Threshold	Target	Maximum
Gary R. Hedrick	15%	60%	105%
Julius F. Bates	10%	40%	70%
Scott D. Wilson	10%	45%	80%
Kerry B. Lore	10%	30%	50%
Hector R. Puente	10%	30%	50%

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ GARY D. SANDERS
	Name:	Gary D. Sanders
	Title:	General Counsel

Dated: March 8, 2007

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